Exhibit  4.1-1    Specimen common stock certificate


NUMBER                     BEXIL CORPORATION                              SHARES
            BC Incorporated under the laws of the State of Maryland


COMMON STOCK                                                      COMMON STOCK
                                                               CUSIP 088577 10 1
                                             SEE REVERSE FOR CERTAIN DEFINITIONS



This certifies that

is the owner of

FULLY  PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                                Bexil Corporation

transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                               BEXIL CORPORATION.
                                 CORPORATE SEAL
/s/ Monica Pelaez                     1996                 /s/ Thomas B. Winmill
Secretary                           MARYLAND                   President


COUNTERSIGNED AND REGISTERED:
          AMERICAN STOCK TRANSFER & TRUST COMPANY
                    (New York, NY)                                TRANSFER AGENT
                                                                   AND REGISTRAR

BY

                   Authorized Signature.

                                                BANKNOTE CORPORATION OF AMERICA




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                               Bexil Corporation

         The corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN - as joint tenants with right of
survivorship and not as tenants in common

UNIF GIFT MIN ACT-- ________ (Cust) Custodian ________ (Minor) under the Uniform Gifts to Minors Act__________(State)

     Additional abbreviations may also be used though not in the above list

 For value received,__________ hereby sell, assign and transfer unto __________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
--------------------
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE) _____________________ Shares of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______ Attorney to transfer the said stock on the Books of the within-named Corporation with full power of substitution in the premises.

Dated

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Signature

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THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.